Exhibit 32.1

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Meta Financial Group, Inc. (the “Company”) for the quarterly period ended December 31, 2018 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Bradley C. Hanson, the Chief Executive Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)    the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)    the information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

By: /s/ Bradley C. Hanson
Name: Bradley C. Hanson
President and Chief Executive Officer
February 7, 2019